FINANCE COSTS (Tables)	12 Months Ended
Dec. 31, 2020
Analysis of income and expense [abstract]
Disclosure Of Detailed Information About Financial Income Cost
The following table summarises net finance costs for the years presented:

	31 December 2020	31 December 2019	31 December 2018
	€ million	€ million	€ million
Interest income(A)	33	49	47
Interest expense on external debt(A)	(132)	(137)	(134)
Other finance costs(B)	(12)	(8)	(6)
Total finance costs, net	(111)	(96)	(93)
(A)Includes interest income and expense amounts, as applicable, on cross currency swaps used to hedge USD debt. Interest swap income amounts to €24 million, €36 million and €34 million for 2020, 2019 and 2018, respectively. Refer to Note 12 for further details.
(B)Other finance costs principally include amortisation of the discount on external debt and interest on leases.